UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2015

IMMUDYNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-184487	76-0238453
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Spring Meadow Rd. Mount Kisco, NY	10549
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 244-1777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 16, 2015, Immudyne, Inc. (the “Company”) announced the appointment of Sven Rohmann M.D., PhD, M.B.A. to its board of directors. There is no arrangement or understanding between Dr. Rohmann and any other person pursuant to which he was appointed as a director of the Company. There has been no transaction, or proposed transaction, since January 1, 2014 to which Dr. Rohmann or any member of his immediate family had or is to have a direct or indirect material interest or any other related transaction with the Company within the meaning of Item 404(a) of Regulation S-K. There are no family relationships between Dr. Rohmann and any of the Company’s other directors, executive officers or persons nominated or chosen by the Company to become directors or executive officers.

Item 9.01.  Financial Statements and Exhibits

None.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUDYNE INC.
(Registrant)

Date: September 22, 2015	By:	/s/ Mark McLaughlin
	Name:	Mark McLaughlin
	Title:	Chief Executive Officer

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